                                                                    Exhibit 10.6

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE, THE SHARES WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF AND THE SHARES WHICH MAY BE ACQUIRED UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR, TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE. THE ISSUER OF SUCH SECURITIES (THE "COMPANY") MAY REQUIRE AS A CONDITION TO ANY SALE, ASSIGNMENT OR TRANSFER THAT THE HOLDER OR TRANSFEREE OF SUCH WARRANT OR SHARES FURNISH TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY BE IN-HOUSE COUNSEL TO THE, HOLDER) THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE, SECURITIES ACT OF 1933.

                          FREEDOM OF INFORMATION, INC.

                    WARRANT CERTIFICATE FOR THE PURCHASE OF
                         SHARES OF SERIES A CONVERTIBLE
                         PARTICIPATING PREFERRED STOCK
                         -----------------------------

NO. A-1

     THIS WARRANT CERTIFICATE (the "Warrant Certificate"), dated as of September 29, 1998, certifies that for value received Comdisco, Inc., a Delaware corporation, or its permitted assigns (the "Holder") is the owner of a Warrant to purchase 100,000 shares of Series A Convertible Participating Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), of Freedom of Information, Inc., a Delaware corporation (the "Company"), provided for herein.

                               W I T N E S E T H:
                               -----------------

     WHEREAS, the Company has entered into a Master Lease Agreement dated as of September 29, 1998, Equipment Schedule No. VL-1 and VL-2 dated as of September 29, 1998 and related Summary Equipment Schedules (collectively, the "Leases") with the Holder; and

     WHEREAS, in consideration of the Holder entering into the Leases, the Company has authorized the issuance to the Holder of the warrant (the "Warrant") of the Company represented by this Warrant Certificate, which Warrant entitles the Holder to purchase, upon the terms and conditions hereinafter set forth, shares of Series A Preferred Stock.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby certify as follows:

1.   Grant of Warrant.  This Warrant Certificate entitles the Holder to purchase
     ----------------
     100,000 shares of Series A Preferred Stock at a price per share equal to the Exercise Price (as defined in Section 2(a) hereof).

2.   Certain Defined Terms; Exercise of Warrant; Exercise Price.
     ----------------------------------------------------------

     (a)  Certain Defined Terms.  As used herein, the following terms shall have
          ---------------------
          the meanings specified:

          (i)   "Common Stock" shall mean the Company's common stock, dollar, or
                 ------------
                par value per share.

          (ii) "Exercise Period" shall mean the period commencing on the date hereof and ending on the earliest to occur of the 10th anniversary of the date hereof or the fifth anniversary of the date on which a registration statement relating to the sale of the Company's Common Stock in an underwritten initial public offering registered under the Securities Act is declared effective by the Securities and Exchange Commission.

          (iii)  "Exercise Price" shall mean $1.00 per share.
                  --------------

          (iv)   "Securities Act" shall mean the Securities Act of 1933, as
                  --------------
                 amended (the "Securities Act").

     (b)  Exercise Price.  This Warrant Certificate shall entitle the Holder,
          --------------
          subject to the provisions of Sections 2 and 3 herein, to purchase from the Company the number of shares of Series A Preferred Stock provided for in Section 1, at the Exercise Price for each such share, which shall be payable in full in cash at the time of exercise of this Warrant Certificate.

     (c)  Right to Exercise the Warrant.  This Warrant Certificate may be
          -----------------------------
          exercised in full or in part, at any time during the Exercise Period.

     (d)  Method of Exercise; Payment.  The Holder may exercise this Warrant
          ---------------------------
          Certificate by executing the Form of Election attached hereto as Exhibit A and delivering it to the Company and tendering the requisite aggregate Exercise Price for the number of shares of Series A Preferred Stock subject to this Warrant Certificate to the Company on any business day during normal business hours (the date of receipt of such Form of Election and aggregate Exercise Price by the Company is hereinafter referred to as the "Exercise Date") provided, that in lieu of tendering the requisite aggregate Exercise

          Price in cash, the Holder may elect to exercise this Warrant Certificate on a net basis whereupon the Company will issue shares of Series A Preferred Stock in accordance with the following formula:

                                   A = B(C-D)
                                       ------
                                         C
Where:    A =  the number of shares of Series A Preferred Stock to be issued to the Holder.
          B =  the number of shares of Series A Preferred Stock requested to be exercised under this Warrant Certificate.
          C = the fair market value of one share of Series A Preferred Stock. D = the Exercise Price.

     For purposes of the above calculation, current fair market value of the Series A Preferred Stock shall be determined as follows:

               (i) if the Common Stock is then admitted to trading on a national securities exchange or traded in the NASDAQ National Market System, current fair market value of a share of the Series A Preferred Stock shall be the product of (x) the average of the closing prices of the Common Stock over the 20-day period ending on the date the current fair market value of the securities is being determined or, if there have been no sales on any such exchange or any such quotation on any day, the average of the highest bid and lowest asked prices on all such exchanges or such system at the end of such day, or, if any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 4:00 p.m., Boston time, or, if on any day that Common Stock is not quoted in the NASDAQ system, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization and (y) the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible at the time of such exercise; or

               (ii) If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ system or the over-the-counter market, the current fair market value of the Series A Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company and
     (y) the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible at the time of each exercise.

     Upon partial exercise of the Warrant, the Company shall promptly issue an amended Warrant Certificate representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein.

          (e) Issuance of Shares of Series A Preferred Stock.  As soon as
              ----------------------------------------------
practicable after the Exercise Date the Company shall (provided that it has received the Form of Election duly executed, accompanied by payment of the Exercise Price pursuant to Section 2(b) hereof for each of the shares of Common Stock to be purchased) promptly cause certificates for the number of shares of Common Stock to be issued in respect of this Warrant Certificate to be delivered to or upon the order of the Holder, registered in such name as may be designated by such holder; provided that if the Common Stock is to be registered in the name of any entity or person other than the Holder, the Company may require evidence of compliance by the Holder with all applicable securities laws, including, without limitation, an opinion of Holder's counsel reasonably acceptable to the Company and the payment by the Holder of any necessary transfer taxes in connection with the issuance of such Common Stock.

3.   Reservation and Availability of Series A Preferred Stock; Adjustments
     ---------------------------------------------------------------------

     (a)  Reservation of Series A Preferred Stock.  The Company covenants and
          ---------------------------------------
          agrees that it will cause to be kept available out of its authorized and unissued Series A Preferred Stock, or its authorized and issued Series A Preferred Stock held in its treasury, the number of shares of Series A Preferred Stock that will be sufficient to permit the exercise in full of this Warrant Certificate.

     (b)  Series A Preferred Stock to be Duly Authorized and Issued, Fully Paid
          ---------------------------------------------------------------------
          and Non-Assessable.  The Company covenants and agrees that it will
          ------------------
          take all such action as may be necessary to ensure that all shares of Series A Preferred Stock delivered upon exercise of the Warrant and payment of the requisite aggregate Exercise Price thereof shall, at the time of delivery of the certificates for such shares, be duly and validly authorized and issued and fully paid and non-assessable shares.

     (c)  Series A Record Date.  Each person or entity in whose name any
          --------------------
          certificate for shares of Series A Preferred Stock is issued upon the exercise of this Warrant Certificate in accordance with its terms shall for all purposes be deemed to have become the holder of record of the shares of Series A Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Form of Election was received by the Company and payment of the aggregate Exercise Price was received by the Company pursuant to Section 2(b) hereof. Prior to the exercise of this Warrant

          Certificate, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to the shares of Series A Preferred Stock for which this Warrant Certificate shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     (d)  Adjustments to Exercise Price.  The Exercise Price for this Warrant
          -----------------------------
          Certificate in effect from time to time shall be subject to adjustment as follows:

               (1)  Adjustment for Series A Preferred Stock Dividends,
                    --------------------------------------------------
                    Subdivision and Combinations.  Upon the issuance of
                    ----------------------------
                    additional shares of Series A Preferred Stock as a dividend or other distribution on outstanding Series A Preferred Stock, the subdivision of outstanding, shares of Series A Preferred Stock into a greater number of shares of Series A Preferred Stock, or the combination of outstanding shares of Series A Preferred Stock into a smaller number of shares of the Series A Preferred Stock, the Exercise Price shall, simultaneously with the happening of such dividend, distribution, subdivision or combination, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of shares of Series A Preferred Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Series A Preferred Stock outstanding immediately after such event. An adjustment made pursuant to this Section 3(d)(i) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

               (2)  Adjustment of Number of Shares.  Upon each adjustment to the
                    ------------------------------
                    Exercise Price pursuant to Section 3(d)(i) hereof, the number of shares of Series A Preferred Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

     (e)  Other Adjustments.  In the event the Company shall make or issue, or
          -----------------
          fix a record date for the determination of holders of Series A Preferred Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Series A Preferred Stock, then and in each such event lawful and adequate provision shall be made so that the holders of Warrants shall receive upon exercise thereof in addition to the number of shares of Series A Preferred Stock receivable thereupon, the number of securities of the Company which such holders would have received had such Warrants been exercised on the date of such event and had such holders thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by such holders as aforesaid during such period, giving application to such all adjustments called for during such period under this Section 3 as applied to such distributed securities.

     If the Series A Preferred Stock issuable upon the exercise of the Warrants shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 3), then and in each such event the holder of each Warrant shall have the right thereafter to exercise such Warrant for the purchase of the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Series A Preferred Stock for which such Warrants might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

     (f)  Mergers and Other Reorganizations.  If at any time or from time to
          ---------------------------------
          time there shall be a capital reorganization of the Series A Preferred Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3) or a merger or consolidation of the Company with or into another company, then, as a part of and as a condition to the effectiveness of such reorganization, merger, consolidation, lawful and adequate provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise the number of shares of stock or other securities or property of the Company or of the successor Company resulting from such memo or consolidation, to which a holder of Series A Preferred Stock deliverable upon exercise would have been entitled on such capital reorganization, merger or consolidation if this warrant had been exercised immediately prior thereto. In any such case, appropriate provisions (as determined in good faith by the Company's Board of

          Directors) shall be made with respect to the rights of the Holder of this Warrant after the reorganization, merger or consolidation to the end that the provisions of this Section 3 (including without limitation provisions for adjustment of the Exercise Price and the number of shares purchasable upon exercise) shall thereafter be applicable, as nearly as may be, with respect to any shares of stock, securities or assets to be deliverable thereafter upon the exercise.

     (g)  Right to Purchase Additional Stock.  If the Holder's total cost of
          ----------------------------------
          equipment leased pursuant to the Leases exceeds $2,000,000, Holder shall have the right to purchase from the Company at the Exercise Price (adjusted as set forth herein) an additional number of shares of Series A Preferred Stock, which number shall be determined by (i) multiplying the amount by which the Holder's total equipment cost that was financed by the Holder exceeds $2,000,000 by 5%, and (ii) dividing the product thereof by the Exercise Price.

     (h)  Antidilution Rights.  Additional antidilution rights applicable to the
          -------------------
          Series A Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended from time to time, a current true and correct copy of which is attached hereto as Exhibit
          B. The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Certificate of Incorporation. The Company shall provide Holder with prior written notice of any issuance of its stock or other equity security (other than equity securities issued pursuant to an employee stock option or similar plan) to occur after the date hereof, which notice shall include (a) the price at which such stock or security is to be sold,
          (b) the number of shares to be issued, and (c) such other information as may be reasonably requested and is necessary to determine if a dilutive event has occurred.

4.   Holder Representations, Warranties and Covenants
     ------------------------------------------------

     The Holder represents and warrants to and covenants with the Company, as follows:

     (a)  Representations.  The Holder understands the risks of investing in
          ---------------
          computer software companies such as the Company and can afford a loss of its entire investment. The Holder is acquiring the Warrant for investment and not with the view to, or for resale in connection with any distribution thereof. The Holder understands that the Warrant, the shares of Series A Preferred Stock issuable upon exercise of the Warrant and the shares of common stock of the Company issuable upon conversion of such shares of Series A

          Preferred Stock are subject to restrictions on transfer referred to herein. The Holder understands that the Warrant, the shares of Series A Preferred Stock issuable upon exercise thereof and the shares of common stock of the Company issuable upon conversion of such shares of Series A Preferred Stock have not been registered under the Securities Act or any applicable state securities ("blue sky") laws, by reason of specified exemptions from the registration provisions of the Securities Act and such laws. The Holder acknowledges that the Warrant, the shares of Series A Preferred Stock issuable upon exercise thereof and the shares of common stock of the Company issuable upon conversion of such shares of Series A Preferred Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits the resale of shares purchased in a private placement subject to the satisfaction of certain conditions and that such Rule may not be available for resale of the shares of Series A Preferred Stock issuable upon exercise of the Warrant or the shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's facilities. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act. The Holder has its principal place of business in State of Illinois.

     (b)  Restrictions on Transferability.  None of the Warrant, the shares of
          -------------------------------
          Series A Preferred Stock received upon exercise thereof nor the shares of Common Stock received upon conversion of such shares of Series A Preferred Stock shall be transferable, except to an affiliate of the Holder or to another financial institution (other than a competitor of the Company) upon the conditions specified in and in accordance with the terms of the Stock Purchase Agreement dated as of September 29, 1998 between the Company and the Holder (the "Investment Agreement") and this Section.

     (c)  Restrictive Legend.  Each certificate representing shares of the
          ------------------
          Company's Series A Preferred Stock issuable upon exercise of the Warrant, or any other securities issued in respect of the Series A Preferred Stock issued upon exercise of the Warrant, upon any conversion of such shares or upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

     THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 29, 1998, INCLUDING THEREIN CERTAIN RESTRICTIONS ON TRANSFER. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT AND SUCH INSTRUMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

5.   No Fractional Shares of Scrip.  No fractional shares or scrip representing
     -----------------------------
     fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.   Representations, Warranties and Covenants of the Company.  The Company
     --------------------------------------------------------
     represents and warrants to the Holder as of the date of issuance of this Agreement as follows:

     (a)  Reservation of Preferred Stock.  The Series A Preferred Stock issuable
          ------------------------------
          upon exercise of the Warrant has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Certificate, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Series A Preferred
                             --------  -------
          Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or federal securities laws. The Company has made available to the Holder true, correct and complete copies of its charter and by-laws, as amended. The issuance of certificates for shares of Series A Preferred Stock upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect hereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Series A Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Holder.

     (b)  Due Authority.  The execution and delivery by the Company of this
          -------------
          Warrant Certificate and the performance of all obligations of the Company hereunder have been duly authorized by all necessary corporate action on the part of the Company, and the execution, delivery and performance of this Warrant Certificate do not contravene the Company's charter or by-laws or any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant Certificate constitutes legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

     (c)  Consents and Approvals.  No consent or approval of, giving of notice
          ----------------------
          to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Certificate, except for the filing of notices pursuant to Regulation D under the Securities Act and any filing required by applicable state securities law, which filings will be effective by the time required thereby.

     (d)  Issued Securities.  After giving effect to the transactions
          -----------------
          contemplated hereby and by the Stock Purchase Agreement between the Company and Comdisco, Inc. dated the date hereof, the authorized capital stock of the Company will consist of 45,000,000 shares of Common Stock, of which 13,323,119 shares will be issued and outstanding, 15,000,000 shares of Preferred Stock, of which 11,300,000 shares will be designated as Series A Convertible Participating Preferred Stock, of which 10,600,000 shares will be issued and outstanding, and 3,700,000 shares of Preferred Stock will be undesignated. In addition, the Company has authorized and reserved for issuance upon exercise of the Warrant, 100,000 shares of Series A Preferred Stock (subject to adjustment for stock splits, stock dividends and the like) and upon conversion of the Series A Preferred Stock, 100,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and the like).

     (e)  Other Commitments to Register Securities.  Except as set forth in this
          ----------------------------------------
          Warrant Certificate or as set forth or described in the Stock Purchase Agreement or the exhibits thereto, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (f)  Exempt Transaction.  Subject to the accuracy of the Holder's
          ------------------
          representations in Section 4 hereof, the issuance of the Series A Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

     (g)  Compliance with Rule 144.  At the written request of the Holder, if
          ------------------------
          the Holder proposes to sell Series A Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Holder, within ten days after receipt of such request, a written statement with respect to the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

     (h)  Notices.  In each case of an adjustment or readjustment of the
          -------
          Conversion Price (as defined in the Company's Certificate of Incorporation), the Company will furnish to the Holder a certificate, prepared by the chief financial officer of the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

     (i)  Notices of Record Date.  In the event (i) the Company establishes a
          ----------------------
          record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, and any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least twenty (20) days prior to the record date or the expected effective date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

     (j)  Satisfaction of Obligations.  The Company will satisfy its obligations
          ---------------------------
          to Holder under this Warrant in accordance with the terms of the Company's Certificate of Incorporation, as amended and in effect from time to time.

7.   Miscellaneous.
     -------------

     (a)  Notices.  Notices or demands relating to this Warrant Certificate
          -------
          shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows, or telexed, telecopied, or delivered by nationally recognized overnight or other courier:

     If to the Holder:        Comdisco, Inc.
                              Legal Department
                              6111 North River Road
                              Rosemont, Illinois 60018
                              Attention: General Counsel
                              Facsimile: (847) 518-5088

     with a copy to:          Comdisco, Inc./Comdisco Ventures
                              6111 North River Road
                              Rosemont, Illinois 60018
                              Attention: Venture Group
                              Facsimile: (847) 518-5465

     If to the Company:       Freedom of Information, Inc.
                              124 Mt. Auburn Street
                              Suite 200N
                              Cambridge, MA 02138
                              Attention: President
                              Facsimile: (617) 497-5734

     with a copy to:          Ropes & Gray
                              One International Place
                              Boston, MA 02110
                              Attention: Ann L.  Milner, Esq.
                              Facsimile: (617) 951-7050

     (b)  Successors.  All the covenants and provisions of this Warrant
          ----------
          Certificate by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder; provided that this Warrant Certificate may be assigned by the Holder only in compliance with the conditions specified in and in accordance with all of the terms of this Warrant Certificate.

     (c)  Governing Law.  This Warrant Certificate and the Warrant, and all
          -------------
          questions relating to the interpretation, construction and enforceability of this Warrant Certificate and the Warrant, shall be governed in all respects by the substantive laws of The Commonwealth of Massachusetts.

     (d)  Amendments and Waivers.  Except as otherwise provided herein, the
          ----------------------
          provisions of this Warrant Certificate may not be amended, modified or supplemented, other than by a written instrument executed by the Company and the Holder.

     (e)  Severability.  In the event that any one or more of the provisions
          ------------
          contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remainincy provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holder shall be enforceable to the fullest extent permitted by law.

     (f)  Survival.  The representations, warranties, covenants and conditions
          --------
          of the respective parties contained herein or made pursuant to this Warrant Certificate shall survive the execution and delivery of this Warrant Certificate.

     (g)  Remedies.  In the event of any default hereunder, the non-defaulting
          --------
          party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where the Holder will not have an adequate remedy at law and where damages will be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Holder or any other person entitled to the benefit of this warrant certificate requiring, specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Warrant Certificate.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Certificate to be duly executed and delivered, as of the day and year first above written.

                              COMPANY:
                              -------

                              FREEDOM OF INFORMATION, INC.

                              By:  /s/Stephen M. Joseph
                                   ------------------------
                                   Name:  Stephen M. Joseph
                                   Title: CFO

                              HOLDER:
                              ------

                              COMDISCO, INC.

                              By:  /s/James P. Labe
                                   ---------------------------------
                                   Name:  James P.  Labe
                                   Title: President
                                          Comdisco Ventures Division

                                                                       EXHIBIT A
                                                                       ---------

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if Holder desires to
                       exercise the Warrant Certificate)

To FREEDOM OF INFORMATION, INC.

     The undersigned hereby irrevocably elects to exercise the Warrant
represented by the Warrant Certificate to purchase      shares of Series A
Convertible Participating Preferred Stock issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:

              __________________________________________________
                        (Please print name and address)

              __________________________________________________

Please insert tax payor identification number: _________________

Dated:


                              HOLDER:
                              ------



                              By: _________________________________
                                  Name:
                                  Title: